UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)               April 6, 2006
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                    THE CHILDREN'S PLACE RETAIL STORES, INC.
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             (Exact name of registrant as specified in its charter)

           DELAWARE                      0-23071                   31-1241495
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(State or other jurisdiction           (Commission              (IRS Employer ID
of incorporation)                      File Number)                  Number)


915 Secaucus Road, Secaucus, New Jersey                              07094
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(Address of principal executive offices)                           (Zip Code)


Registrant's Telephone Number, including area code:            (201) 558-2400
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appoint of Principal Officers.

     (b) The Children's Place Retail Stores, Inc. announced today that Mario Ciampi, President of Disney Store, will be leaving the Company effective the end of April 2006.

Item 8.01 Other Events

     On April 6, 2006, The Company issued a press release announcing sales results for the fiscal month March 2006 and nine week period ended April 1, 2006 as well as the announcement that Mario Ciampi, President of Disney Store, will be leaving the Company effective the end of April 2006. A copy of the Company's press release is included as Exhibit 99.1.

Item 9.01 Exhibits

      (a)  Exhibits:

           99.1     Press Release dated April 6, 2006.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE CHILDREN'S PLACE RETAIL STORES, INC.

                                   By:    /s/ Ezra Dabah
                                          -------------------------
                                   Name:  Ezra Dabah
                                   Title: Chairman and Chief Executive Officer

Dated: April 6, 2006

                                INDEX TO EXHIBITS

                           Current Report on Form 8-K
                               dated April 6, 2006
                    The Children's Place Retail Stores, Inc.

99.1   Press Release dated April 6, 2006.